UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2003

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 5.	OTHER EVENTS

On August 15, 2003, Planar Systems, Inc. (the “Company”) issued a press release announcing the affirmation of its previously announced expectations for financial results for fiscal year 2003 and its expectations for financial results for fiscal year 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by Planar Systems, Inc. on August 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 15, 2003.

PLANAR SYSTEMS, INC. (Registrant)

/s/ STEVE BUHALY

Steve Buhaly Vice President and Chief Financial Officer